First Quarter Update May 21, 2013 Strategic Storage Trust, Inc. Exhibit 99.1

Disclaimers
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as
applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,”
“anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered. All forward-looking statements should be read in light of the risks identified in our prospectus and supplements.
Risk Factors

•
See our Form 10-K, Form 10-K/A, and recent Form 10-Q for specific risks associated with an investment in Strategic Storage Trust, Inc.
•
As of March 31, 2013, our accumulated deficit was approximately $64.1 million, and our operations will not be profitable in 2013.
•
No public market currently exists for shares of our common stock and we may not list our shares on a national securities exchange before three to five years after completion of this offering, if at all. It may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount.
•
We have paid distributions from sources other than our cash flows from operations, including from the net proceeds from our initial public offering. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. Until we generate operating cash flows sufficient to pay distributions to you, we may pay distributions from the net proceeds of this offering or from borrowings in anticipation of future cash flows.
We also may be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions.
•
We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us.
•
Our board of directors may change any of our investment objectives, including our focus on self storage facilities.
•
We will pay substantial fees and expenses to our advisor, its affiliates and participating broker-dealers, which will reduce cash available for investment and distribution.
•
There are substantial conflicts of interest among us and our sponsor, advisor, property manager and dealer manager.
•
We may fail to remain qualified as a REIT, which could adversely affect our operations and our ability to make distributions.
•
We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.
•
Future distribution declarations are at the sole discretion of our board of directors and are not guaranteed. Since our inception, our cumulative distributions have exceeded cumulative GAAP earnings. We cannot assure you that we will achieve any of our investment objectives.
•
We encourage you to review our SEC filings at www.sec.gov.
Disclaimer and Risk Factors

Strategic Storage Trust, Inc.
About Us

•
First and only publicly registered non-traded REIT
focused on self storage
•
Sponsor was ranked 7th in Mini-Storage Messenger’s
Top Operators List in 2012
•
As of 3/31/13, SSTI wholly owned 110 properties in
17 states and Ontario, Canada with approximately
70,000 units and approximately 9.2 million rentable
square feet

Investment Philosophy
Stabilized Properties
•
70% occupancy
•
More predictable income
Lease-Up Properties
•
Occupancy below 70%
•
Greater opportunity for growth
Stabilized + Lease-Up Properties
=
Income + Growth
=
Stockholder Value

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Self Storage
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StrategicStorageTrust, inc

Agenda • Performance Highlights • Portfolio Update • Self Storage Operations – Why it Works • Vision 5

Performance Highlights
Cash Flow from Operations
•
$2 Million for Three Months Ended 3/31/2012
•
$4 Million for Three Months Ended 3/31/2013
103%
IPA Modified Funds from Operations
•
$1.1 Million for Three Months Ended 3/31/2012
•
$4.6 Million for Three Months Ended 3/31/2013
315%

Performance Highlights
IPA Modified Funds From Operations
•
10% increase in Q1 2013 vs. Q4 2012
•
74% increase in Q1 2013 vs. Q3 2012
•
373% increase in Q1 2013 vs. Q2 2012
•
315% increase in Q1 2013 vs. Q1 2012

Performance Highlights
Same Store Performance
•
First Quarter 2013 vs. 2012
•
Revenues 9.0%
•
Net Operating Income 19.0%
2013 2012
•
Property Operating Expenses as a
Percentage of Revenue
39.9% 45%
•
Number of Facilities 90 90
•
Occupancy 81% 73%

(thousands)
$35
$30
$25
$20
$15
$10
$5
0
$29,116
$13,474
$6,463
$6,316
Q1 2010
Q1 2011
Q1 2012
Q1 2013

StrategicStorageTrust, inc

Performance Highlights G&A Per Property Q1 2010 $29,116 Q1 2011 $13,474 (53.7% decrease) Q1 2012 $6,463 (52.0% decrease) Q1 2013 $6,316 (2.3% decrease) G&A Per Property by Quarter 9

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OFFICE

StrategicStorageTrust, inc

Agenda • Performance Highlights • Portfolio Update • Self Storage Operations – Why it Works • Vision 10

120
100
80
60
40
20
0
3
26
45
91
110
2008
2009
2010
2011
2012

StrategicStorageTrust, inc

Portfolio Update Wholly-Owned Properties by Year 11

3.5%
0.9%
3.1%
4.4%
4.3%
7.0%
9.2%
4.5%
3.7%
1.7%
2.3%
2.7%
2.4%
1.6%
9.3%
18.6%
11.3%
9.5%
District Office
Regional Office
Area Office
Corporate Office/Regional Office
StrategicStorageTrust, inc

Portfolio Update 12 Rentable Square Feet by State (as of 3/31/13) • 110 properties • 17 states, 1 province • 70,190 units • 9.2 million SF

7,900
6,900
5,900
4,900
3,900
2,900
1,900
900
(100)
84.0%
83.0%
82.0%
81.0%
80.0%
79.0%
78.0%
77.0%
76.0%
75.0%
74.0%
73.0%
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Move Ins
Move Outs
Net
Prior Year Occ Sq Ft (%)
Current Year Occ Sq Ft (%)

StrategicStorageTrust, inc

Portfolio Update
Prior Year Occ Sq Ft (%) 76.4% 76.1% 78.3% 78.4% 77.4% 73.3%
Current Year Occ Sq Ft (%) 77.2% 77.1% 82.6% 82.3% 82.0% 81.6%
No. of Properties 41 45 60 71 76 89

* Note: Highest occupancy achieved in 2011 was 79.3% on 7/31/11.
Does not include Canadian properties, but does include consolidated joint venture, SF property.
Same Store Occupancy
Q4 - 2011 - Q1 - 2013

Former Homeland Stores Occupancy %
Q1-2012 - Q1-2013
1800
1600
1400
1200
1000
800
600
400
200
0
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
Move Ins
Move Outs
Net
OccSq Ft (%)

StrategicStorageTrust, inc

Portfolio Update Occ Sq Ft(%) 51.00% 61.00% 67.10% 69.00% 74.60% Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 14

Former Stockade Stores Occupancy %
August 2012 to April 2013
550
450
350
250
150
50
-50
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
Move Ins
Move Outs
Net
Occ Sq Ft (%)

StrategicStorageTrust, inc

Portfolio Update
No. of Properties 8 8 10 16 16 16 16 16 16
Occ Sq Ft (%) 60.90% 63.00% 65.80% 72.60% 73.80% 75.10% 75.80% 77.40% 78.90%

Note: At acquisition, the occupancy for the properties in this portfolio was 71.3% for combined 16 stores

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StrategicStorageTrust, inc

Agenda • Performance Highlights • Portfolio Update • Self Storage Operations – Why it Works • Vision 16

Self Storage Operations – Why it Works Self Storage Is An Operating Business Increasing Revenues Decreasing Expenses Increasing Occupancy = Increasing Net Operating Income 17 Because We Can

Increasing Revenues
- Existing customers
- Street (asking) rates
- Merchandise sales
- Truck rentals
Self Storage Operations – Why it Works

•
Increasing rates based on dynamic pricing
•
Convenience fees
•
Tenant insurance
•
Ancillary sales

Self Storage Operations – Why it Works Decreasing Expenses 19 • Largest Components • Economies of Scale • National Pricing Power

Self Storage Operations – Why it Works Discounts Promotions Revenues Occupancy = Pricing Power 20

Self Storage Operations – Why it Works
Why it Works
And We Are Just Now Getting to Busy Season!

•
167,000 Unit Code Permutations for Price
Changes
•
Asking Rents Higher Than in Place Leases
•
Move Outs Lead to Higher Revenues

Self Storage Operations – Why it Works
Time
Technology Driven Marketing

•
Properties Maturing
•
Key People in Place
•
Training Initiatives
•
Economies of Scale
•
Pay Per Click Specific to Time of Day
•
Relevant Search Engine Optimization
•
Reservation Marketing – Sense of Urgency

Self Storage Operations – Why it Works
Technology Size Advantage
- Over 15,000 price changes in 2012
- Sense of urgency
- Improved conversion

•
Reservation system
•
Real time analytics dashboard
•
Logic based operating system for dynamic unit pricing
•
Reservation management

Lead Generation

DIRECT

- Direct Mail
- Aggregators
- Email
- Walk-ins
- Telephone (Call Center)

Advertising

- Print
- Digital
- E-Marketing
- Website

PR

- Press Releases
- Speaking Engagements
- Articles (Published)

Social Media

- Blogs
- Network Sites

Market Research

- Paid Search Tools
- Organic Search

Direct Marketing
Advertising
Public Relations
Social Media
Events
Market Research
Call Center
Aggregators
Walk-ins
Lead Generation
Qualify Lead & Discovery Meeting
Opportunity Analysis Needs Assessment
Solution Design & Presentation
Negotiation
Close

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Agenda • Performance Highlights • Portfolio Update • Self Storage Operations – Why it Works • Vision 27

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StrategicStorageTrust, inc

Strategic Vision $2.16 (Billion) $4.93 (Billion) $2.29 (Billion) $28.69 (Billion) PUBLICLY TRADED SELF STORAGE REITS Market Cap (1) PUBLIC NON-TRADED SELF STORAGE REIT (1) Bloomberg 5/20/2013 28

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Recap Property Performance • Strategy is Working Financials • Double Digit Same Store NOI Increase Portfolio Update • Buying for Income AND Growth Vision • We Are on Path 30

May 21, 2013 Strategic Storage Trust, Inc. First Quarter Update